Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Other Income And Expenses [Abstract]
Interest income	$ (4,915)	$ (5,478)	$ (6,180)
Interest expense	3,557	3,175	2,882
Foreign exchange loss	4,279	7,378	9,737
Gain on sale of investments		(9,172)
Other, net	3,154	5,045	2,218
Total	$ 6,075	$ 948	$ 8,657